SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)

UCONTENTSU

Bobbitt, Pittenger & Company, P.A.
Certified public Accountants

November 5, 2007

To The Board of Directors and Stockholders
Sun Energy Solar, Inc.
Sarasota , Florida

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have reviewed the accompanying balance sheet of Sun Energy Solar, Inc., (a development stage company), as of October 31, 2007 and the statements of operations and cash flows for the three months ended October 31, 2007 and 2006, and for the period from inception (November 9, 2005) through October 31, 2007, and the statement of changes in stockholders’ equity for the three months ended October 31, 2007.  These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States).  A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the balance sheet of Sun Energy Solar, Inc., (a development stage company), as of July 31, 2007 and the related statements of operations, stockholders’ equity, and cash flows for the period from inception (November 9, 2005) through July 31, 2007; and in our report dated September 19, 2007, we expressed an unqualified opinion on those financial statements.  In our opinion, the information set forth in the accompanying balance sheet as of July 31, 2007, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

/s/ Bobbitt, Pittenger & Company, P.A.

Certified Public Accountants

Sarasota, Florida

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	October 31,	July 31,
	2007	2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,725,433	$3,457,729
Prepaid expenses	17,990	21,725
Inventory	102,100	43,057
TOTAL CURRENT ASSETS	1,845,523	3,522,511
Furniture and equipment, net	213,134	172,673
Other assets	53,988	53,988
	$2,112,645	$3,749,172
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,148,828	$895,978
Common stock redemption	3,144,808	-
Related party payables	9,000	9,000
TOTAL CURRENT LIABILITIES	4,302,636	904,978
STOCKHOLDERS' EQUITY
Common stock, $0.00005 par value; 1,500,000,000 shares authorized: 238,365,431 and 264,913,506 at October 31, 2007 and July 31, 2007, respectively, issued and outstanding	11,913	13,241
Additional paid-in capital	6,133,466	8,786,946
Deficit accumulated during the development stage	(8,335,370)	(5,955,993)
TOTAL STOCKHOLDERS' EQUITY	(2,189,991)	2,844,194
	$2,112,645	$3,749,172

See Report of Independent Registered Accounting Firm and notes to financial statements.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

			For the Period From Inception
	For the Three	For the Three	(November 9, 2005)
	Months Ended	Months Ended	To
	October 31, 2007	October 31, 2006	October 31, 2007
	(Unaudited)	(Unaudited)	(Unaudited)
	$-	$-	$-
Revenue: Expenses:
Selling, general and administrative	812,318	967,969	6,569,232
Research and development	1,599,403	127,689	2,031,485
Total expenses	2,411,721	1,095,658	8,600,717
Operating loss	(2,411,721)	(1,095,658)	(8,600,717)
Other income:
Interest	32,344	47,577	265,347
Total other income	32,344	47,577	265,347
Loss before income tax benefit	(2,379,377)	(1,048,081)	(8,335,370)
Income tax benefit	-	-	-
Net loss	$(2,379,377)	$(1,048,081)	$(8,335,370)
Loss per share:
Basic	$(0.01)	$(0.00)	$(0.04)
Diluted	$(0.01)	$(0.00)	$(0.04)
Weighted average number of common shares outstanding:
Basic	269,299,905	234,929,379	232,261,885
Diluted	269,299,905	234,929,379	232,261,885

See Report of Independent Registered Accounting Firm and notes to financial statements.

	Common Stock			Additional Paid-in	Accumulated
	Shares	Amount		Capital	Deficit	Total
		$		$	$	$
Capital contributed by founders	177,525,000		8,876	58,985			67,861
Shares issued in private placement	44,979,626		2,249	4,495,714			4,497,963
Stock issued for services and compensation	8,500,630		425	849,638			850,063
Net loss					(1,229,400)		(1,229,400)
Balance, July 31, 2006	231,005,256		11,550	5,404,337	(1,229,400)		4,186,487
Shares issued in private placement ($0.10 per share, less syndication costs)	7,950,660		393	788,148			788,541
Stock issued for services and compensation ($0.10 per share)	25,957,590		1,298	2,594,461			2,595,759
Net loss					(4,726,593)		(4,726,593)
Balance, July 31, 2007	264,913,506		13,241	8,786,946	(5,955,993)		2,844,194
(Unaudited)
Common stock redemption ($0.10 per share)	(33,098,075)		(1,655)	(3,308,153)			(3,309,808)
Stock issued for services and compensation ($0.10 per share)	6,550,000		327	654,673			655,000
Net loss					(2,379,377)		(2,379,377)
Balance, October 31, 2007	238,365,431		$11,913	$6,133,466	$(8,335,370)		$(2,189,991)

See Report of Independent Registered Accounting Firm and notes to financial statements.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

For the Three Months Ended October 31, 2007
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(2,379,377)
Adjustments to reconcile net loss to
net cash used in operating activities
Depreciation	10,481
Stock issued for services and compensation	655,000
Changes in operating assets and liabilities:
Prepaid expenses	3,735
Inventory	(59,043)
Interest receivable	-
Other assets	-
Accounts payable and accrued expenses	252,850
Related party payables	-
NET CASH USED BY OPERATING ACTIVITIES	(1,516,354)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(50,942)
NET CASH USED BY INVESTING ACTIVITIES	(50,942)
CASH FLOWS FROM FINANCING ACTIVITIES
Equity contributed by private placement	-
Contributed capital	-
Common stock redemption	(165,000)
NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES	(165,000)
NET (DECREASE) INCREASE IN
CASH AND CASH EQUIVALENTS	(1,732,296)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,457,729
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,725,433
Cash paid for:
Interest	$-
Income taxes	$-
Noncash operating and financing activities:
Stock issued for services and compensation	$655,00

See Report of Independent Registered Accounting Firm and notes to financial statements.

For the Period From Inception
For the Three	(November 9, 2005)
Months Ended	To
October 31, 2006	October 31, 2007
(Unaudited)	(Unaudited)

$(1,048,081)	$(8,335,370)
2,263	31,829
401,553	4,100,822
29,978	(17,990)
-	(102,100)
15,795	-
(11,980)	(53,988)
225,587	1,148,827
12,910	9,000
(371,975)	(3,218,970)
(18,781)	(244,962)
(18,781)	(244,962)
33,800	5,286,504
-	67,861
-	(165,000)
33,800	5,189,365
(356,956)	1,725,433
4,360,980	-
$4,004,024	$1,725,433
$-	$-

See Report of Independent Registered Accounting Firm and notes to financial statements.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED OCTOBER 31, 2007 AND 2006, AND FOR THE PERIOD FROM INCEPTION (NOVEMBER 9, 2005) THROUGH OCTOBER 31, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UOrganization, Nature, and Continuance of OperationsUT

Sun Energy Solar, Inc. (“the Company”) was incorporated under the laws of the State of Delaware on November 9, 2005.  The Company was organized for the purpose of developing solar related products and technologies.  The Company was originally named Sologic, Inc. On April 25, 2006, the Company completed its name change from Sologic, Inc. to Sun Energy Solar, Inc.

The Company is a development stage company. The Company is developing solar and non-solar powered substrates that permit sign-quality graphics to be run through printers with electric lighting embedded in the substrate.

On December 21, 2005, the Company acquired the patent rights (patent applied for) to No. 60/617,263 Titled Substrate with Light Display, applied for on September 2, 2005, from Sparx, Inc., a Florida corporation 100% owned by the Company’s Chief Executive Officer.  Sparx, Inc. had acquired the patent rights from company officers who were the original inventors.  As compensation under this agreement, the Company has granted Sparx, Inc., a royalty of 4.9% of gross revenues (see Note B).

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company is in the development stage of business and has experienced negative cash flows from operations to date and has accumulated losses of $8,335,370.  To date the Company has funded operations through the issuance of common stock.  Management’s plan is to continue raising funds through future equity or debt financings as needed until it achieves profitable operations.  During the period from inception (November 9, 2005) through July 31, 2007, the Company completed a private placement of 52,930,286 shares for gross proceeds of $5,286,504.  The ability of the Company to continue its operations as a going concern is dependent on continuing to raise sufficient new capital to fund its business and development activities and to fund ongoing losses, if needed, and ultimately on generating profitable operations.

UAccounting Method

The Company recognizes income and expenses on the accrual basis of accounting.  The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period.  Actual results could differ from those estimates.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents.  The Company maintains cash and cash equivalents in deposit accounts with one financial institution located in the United States.  Deposit accounts exceed federally insured limits.  Management does not believe the Company is exposed to significant risks on such accounts.  Generally, these deposits may be redeemed upon demand and, therefore, bear minimal interest rate risk.  At October 31, 2007, the Company had an uninsured cash balance of approximately $1,713,000.

Royalty Agreements

The Company has entered into an agreement that requires the payment of royalties to Sparx, Inc. (See Note B), a company owned by the Chief Executive Officer and largest shareholder.  The Company expenses royalties as product costs during the period in which the related revenues are recorded.  Since inception no royalties have been expensed under this agreement.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Furniture and Equipment, Net

Furniture and equipment are recorded at cost.  Maintenance, repairs and other renewals are charged to expense when incurred.  Major additions are capitalized, while minor additions, which do not extend the useful life of an asset, are charged to operations when incurred.  When property and equipment are sold or otherwise disposed of, the related cost and accumulated depreciation is removed from the accounts, and any gain or loss is included in operations.  Depreciation is calculated using the straight-line method, in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives, which range from three to seven years.  Leasehold improvements are amortized using the straight-line method over the lives of the respective leases or the service lives of the improvements, whichever is shorter.

Accounting for Long-Lived Assets

In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company’s policy is to evaluate whether there has been a permanent impairment in the value of long-lived assets, certain intangibles and goodwill.  In evaluating for possible impairment, the Company uses an estimate of undiscounted cash flows.  Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows.  The Company has not recorded any impairment losses since inception.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets”, intangible assets with an indefinite useful life are not amortized. Intangible assets with a finite useful life are amortized using the straight-line method over the estimated useful life.  All intangible assets are tested for impairment annually during the fourth quarter of the fiscal year.  The Company had no intangible assets as of October 31, 2007 and 2006 or for the period from inception (November 9, 2005) through October 31, 2007.

UResearch and Development

In accordance with SFAS No. 2, “Accounting for Research and Development Costs”, Research and Development ("R&D") expenses are charged to expense when incurred.  R&D is performed internally, and the Company does not perform R&D for other entities.  The Company has consulting arrangements which are typically based upon a fee paid monthly or quarterly.  Samples are purchased that are used in testing, and are expensed when purchased.  R&D costs also include salaries and related personnel expenses, direct materials, laboratory supplies, equipment expenses and administrative expenses that are allocated to R&D based upon personnel costs.

Revenue Recognition

In accordance with SEC Staff Accounting Bulletin 101, “Revenue Recognition”, as amended by Staff Accounting Bulletin 104, the Company recognizes revenue when the following conditions have been met: there is persuasive evidence an arrangement exists which includes a fixed price, there is reasonable assurance of collection, the services or products have been provided and delivered to the customer, no additional performance is required, and title and risk of loss has passed to the customer.  For the three months ended October 31, 2007 and 2006 and for the period from inception (November 9, 2005) through October 31, 2007, no revenue has been recognized.

Products may be placed on consignment to a limited number of resellers.  Revenue for these consignment transactions will also be recognized as noted above.

Shipping and Handling Costs

Amounts charged to customers for shipping and handling of our products is recorded as product revenue.  The related costs are recorded as cost of sales.

Advertising

Advertising costs, including direct response advertising costs, are charged to operations as incurred. There were no product advertising costs charged to expense for the three months ended October 31, 2007 and 2006 or for the period from inception (November 9, 2005) through October 31, 2007.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock Based Compensation

For the period from inception (November 9, 2005) through July 31, 2006, the Company had adopted SFAS No. 123, “Accounting for Stock Based Compensation”.  SFAS No. 123 allowed the Company to adopt a fair value basis of accounting for stock options and other equity instruments or to continue to apply the existing accounting required by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees”.  The Company has also adopted the disclosure provisions of SFAS No. 148, “Accounting for Stock Based Compensation - Transition and Disclosure”.  This pronouncement requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock based employee compensation and the effect of the method used on reporting results.  Effective August 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) requiring that compensation cost relating to share-based payment transactions be recognized in the financial statements.  The cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award).  The Company adopted SFAS 123R using the modified prospective method and, accordingly, did not restate prior periods to reflect the fair value method of recognizing compensation cost.  Under the modified prospective approach, SFAS 123R applies to new awards and to awards that were outstanding on August 1, 2006 that are subsequently modified, repurchased or cancelled.

ULegal Costs Related to Loss Contingencies

The Company accrues legal costs expected to be incurred in connection with loss contingencies as they occur.  As of October 31, 2007 and 2006, there were no loss contingencies expected.

Income Taxes (Benefits)

The Company utilizes the guidance provided by SFAS No. 109, “Accounting for Income Taxes”.  Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that are expected to be in effect when these differences reverse.  Valuation allowances are provided if necessary to reduce deferred tax assets to the amount expected to be realized.

The Company has established a valuation allowance against the deferred tax asset due to uncertainties in its ability to generate sufficient taxable income in future periods to make realization of such  assets more likely than not.  The Company has not recognized an income tax benefit for the operating losses generated during three months ended October 31, 2007 and 2006 or for the period from inception (November 9, 2005) through October 31, 2007.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Benefits) (Continued)

At October 31, 2007, the Company had a net operating loss carryforward of approximately $8,335,000 that may be offset against future taxable income through 2026.  The amount of the income tax benefit for the three months ended October 31, 2007 and 2006 and for the period from inception (November 9, 2005) through October 31, 2007, before the valuation allowance was applied, totaled approximately $895,000, $383,000 and $3,134,000, respectively.

Loss Per Share

Loss per share is computed using the basic and diluted calculations on the statement of operations.  Basic loss per share is calculated by dividing net loss available to common share stockholders by the weighted average number of shares of common stock outstanding for the period.  Diluted loss per share is calculated by dividing net loss by the weighted average number of shares of common stock outstanding for the period, adjusted for the dilutive effect of common stock equivalents, using the treasury stock method.  The total number of shares not included in the calculation as the effect is antidilutive is 500,000,000.  The effects of the stock options are antidilutive at October 31, 2007 and 2006 and therefore are excluded from the fully diluted calculation.

The reconciliation between the basic and fully diluted shares is as follows:

			For the Period
			from Inception
	For the Three	For the Three	(November 9,
	Months Ended	Months Ended	2005) through
	October 31, 2007	October 31, 2006	October 31, 2007
Numerator:
Net loss	$(2,379,377)	$(1,048,081)	$(8,335,370)

Denominator:
Weighted average basic shares outstanding	269,299,905	234,929,379	232,261,885
Weighted average fully diluted shares outstanding	269,299,905	234,929,379	232,261,885
Net earnings per common share-basic and diluted	$(0.01)	$(0.00)	$(0.04)

Inventory

Inventory is stated at the lower of cost or market.  Cost is determined by the first-in, first-out (FIFO) method.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Comprehensive Income

The Company has adopted SFAS No. 130, “TReporting Comprehensive Income”T. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.  The statement requires all items that are required to be recognized under accounting standards as components of comprehensive income to be disclosed in the financial statements.

Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources.  The Company has no components of comprehensive income and, accordingly, net loss is equal to comprehensive loss for the three months ended October 31, 2007 and 2006 and for the period from inception (November 9, 2005) through October 31, 2007.

In March 2006, the FASB issued SFAS 156 “Accounting for Servicing of Financial Assets.” This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Adoption of this statement has not had any material effect on the Company’s financial position or results of operations.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash and cash equivalents, accounts payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments.

Patent Costs

The costs of internally developing, maintaining, or restoring such intangibles that are not specifically identifiable, have indeterminate lives, or are inherent in a continuing business are charged to expense when incurred.  Costs capitalized in association with patents totaled $47,008 for the period from inception (November 9, 2005) through October 31, 2007.  No patent costs were capitalized for the three months ended October 31, 2007 or 2006.  Patent costs are included in other assets on the balance sheet.

Options

On December 21, 2005, 500,000,000 options were issued to the Company’s Chief Executive Officer for services, exercisable at a price of $.10 (see Note M).  The stock options have a fifteen year life.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Reclassifications

Certain amounts for the three months ended October 31, 2006 have been reclassified in the comparative financial statements to be comparable to the presentation for the three months ended October 31, 2007.  These reclassifications had no effect on net loss.

Accounting Changes and Error Corrections

In May 2005, the Financial Accounting Standards Board ("FASB") issued Statement No. 154, “Accounting Changes and Error Corrections”.  This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for, and reporting of, a change in accounting principle.  This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.  When a pronouncement includes specific transition provisions, those provisions should be followed.

SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  Adoption of this Statement did not have any material impact on the financial statements.

NOTE B - ACQUISITION OF PATENT RIGHTS FROM SPARX, INC.

On December 21, 2005, the Company acquired certain patent rights (see Note A) from Sparx, Inc., a Florida corporation 100% owned by the Company’s Chief Executive Officer and largest shareholder.  As compensation under this agreement, the Company has granted Sparx, Inc., a royalty of 4.9% of gross revenues.

The Company entered into a change of control severance agreement with the Chief Executive Officer and largest shareholder on December 21, 2005.  If any person, entity, or group acquires beneficial ownership of 20% or more of the Company, the Chief Executive Officer is granted voting rights on a number of common shares that would result in his having a voting majority of shares needed for any share-holder meeting.

If there is a change of control of the Company, as defined within the agreement, the Chief Executive Officer will receive a cash payment equal to the value of his annual bonus for the performance period that includes the date the change in control occurred, disregarding any applicable vesting requirements; provided that such amount will be equal to the product of the target award percentage under the applicable annual incentive plan or program in effect immediately prior to the change in control times the base pay, but prorated to base payment only on the portion of the executive’s service that had elapsed during the applicable performance period through the change in control.  Such payments are to be made within five business days after the change in control.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE B - ACQUISITION OF PATENT RIGHTS FROM SPARX, INC. (CONTINUED)

If the Company fails to comply with any of the terms of the agreement, any related legal expenses will be paid by the Company, without respect to whether the Chief Executive Officer prevails.  Reimbursement for relocation expenses on a basis consistent with the Company’s practices for senior executives, up to $50,000, shall be provided to the executive, if the executive is relocated at the request of the Company within five years of the termination date.  For a period of twelve months following the termination date, the Company shall provide the executive with benefits substantially similar to those that the Chief Executive Officer was entitled to receive immediately prior to the termination date.

NOTE C - INCOME TAXES

The Company's net deferred tax asset as of October 31, 2007 and 2006 is as follows:

	2007	2006
Deferred tax asset
Net operating loss carryforward	$3,134,000	$843,000
Valuation allowance	(3,134,000)	(843,000)
Net deferred tax asset	$-	$-

At October 31, 2007 the Company had a net operating loss carry forward of approximately $8,335,000 for federal and state income tax purposes.  The carryforward, if not utilized to offset taxable income, will begin to expire in 2026.  The change in valuation allowance for the three months ended October 31, 2007 and 2006 totaled $895,000 and $383,000, respectively.

A reconciliation of provision (benefit) for income taxes to income taxes at statutory rate is as follows:
			For the
			Period from
			Inception
	For the Three	For the Three	(November 9,
	Months Ended	Months Ended	2005) through
	October 31, 2007	October 31, 2006	October 31, 2007
Federal income tax (benefit)
at statutory rate	$(764,000)	$(336,000)	$(2,682,000)
State taxes (benefit)	(131,000)	(47,000)	(458,000)
Other			6,000
Valuation allowance	895,000	383,000	3,134,000

Provision (benefit) for income taxes	$-	$-	$-

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE D - FURNITURE AND EQUIPMENT, NET

At October 31, 2007 and 2006, furniture and equipment consisted of the following:

	October 31, 2007	October 31, 2006
Computer equipment	$187,544	$34,375
Furniture and fixtures	31,767	19,443
Leasehold improvements	25,652
	244,963	53,818
Less: accumulated depreciation	(31,829)	(4,096)
Furniture and equipment	$213,134	$49,722

Total depreciation expense for the three months ended October 31, 2007 and 2006 and for the period from inception (November 9, 2005) through October 31, 2007 was $10,481, $2,263 and $31,829, respectively.

NOTE E - STOCKHOLDERS' EQUITY

UCommon Stock

The authorized capital stock of the Company was initially established on November 15, 2005 as 700,000,000 shares of common stock having a $.0001 par value.  In April, 2006 the board of directors and stockholders authorized an increase in the number of shares of common stock from 700,000,000 to 1,500,000,000.  The par value of the shares was decreased from $.0001 to $.00005.

The Company has issued 52,930,286 restricted shares of common stock for net proceeds of $5,286,504 through private placements with a number of local and regional investors.

The Company has issued 500,000,000 stock options for compensation (see Note M).  The options exercise price is $.10 and the options have a fifteen year life.

A summary of options to purchase shares of common stock as of October 31, 2007 and changes during the three months ended October 31, 2007 and for the period from inception (November 9, 2005) through October 31, 2007 is as follows:
	Outstanding Options
	Number of Shares	Exercise Price
Balance at November 9, 2005 (inception)
Granted December 20, 2005	500,000,000	$0.10
Balance at July 31, 2007	500,000,000	$0.10
Granted
Balance at October 31, 2007	500,000,000	$0.10

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE F - RENTAL AND LEASE INFORMATION

Operating Leases

The Company leases office space/warehouse facilities in Sarasota, Florida under an operating lease.  The lease term is for a period of three years and commenced on October 1, 2006.  The base rent over the term is approximately $134,000.  The company is responsible for all taxes, insurance and utility expenses associated with the leased property.  Rental expense totaled $15,606, $5,987 and $77,592 for the three months ended October 31, 2007 and 2006 and for the period from inception (November 9, 2005) through October 31, 2007, respectively.  Prior to October 2006, the Company leased office space/warehouse facilities in Sarasota, Florida under an operating lease with a company owned by two of the Company’s officers and shareholders.  In October 2006, the Company terminated the lease.

NOTE G – SEGMENT INFORMATION

During the year ended July 31, 2007, the Company was organized into operating segments based on product groupings. Prior to this date, the Company did not have lighting product. These operating segments have been aggregated into two reportable business segments: Solar Substrate and Lighting Product. The reportable segments were determined in accordance with the way that management of the Company develops and executes the Company’s operations. The accounting policies of the business segments are the same as the policies described under Note A.

In accordance with SFAS No. 131, for purposes of business segment performance measurement, the Company does not allocate to the business segments items that are of a nonoperating nature or corporate organizational and functional expenses of a governance nature. Corporate expenses consist of corporate office expenses including compensation, benefits, occupancy, depreciation, and other administrative costs.

Assets of the Solar Substrate segment consist of cash, capitalized patent costs, and inventory. Assets of the Lighting Product segment consist of inventory. All other assets including prepaid expenses, deposits, and fixed assets are allocated to Corporate and Other.

Consolidated Operations by Business Segment

For the three months ended October 31, 2007

	Solar Substrate	Lighting Product	Corporate and Other

Net sales	$-	$-	$-

Operating loss	$(1,819,823)	$(316,431)	$(243,123)

Depreciation and amortization	$-	$-	$10,481

Assets	$1,865,228	$9,313	$238,104

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE G – SEGMENT INFORMATION (CONTINUED)

For the three months ended October 31, 2006

	Solar Substrate	Lighting Product	Corporate and Other

Net sales	$-	$-	$-

Operating loss	$(948,185)	$-	$(99,896)

Depreciation and amortization	$-	$-	$2,263

Assets	$4,004,024	$-	$75,874

For the period from inception (November 9, 2005) through October 31, 2007

	Solar Substrate	Lighting Product	Corporate and Other

Net sales	$-	$-	$-

Operating loss	$(4,910,010)	$(958,753)	$(2,466,607)

Depreciation and amortization	$-	$-	$(31,829)

Assets	$1,865,228	$9,313	$238,104

NOTE H - RETIREMENT PLAN

Effective January 1, 2007, the Company implemented a 401(k) plan, which allows all eligible employees to contribute a percentage of their salary and receive a safe harbor matching contribution from the Company which cannot exceed certain maximum defined limitations.  The retirement expense for the three months ended October 31, 2007, was approximately $3,900.  Retirement expense for the period from inception (November 9, 2005) to October 31, 2007 was approximately $15,000.  There was no retirement plan expense for the three months ended October 31, 2006.

NOTE I - COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is subject to litigation.  The Company believes that any adverse outcome from potential litigation would not have a material effect on its financial position or results of operations.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE J - RELATED PARTY TRANSACTIONS

Transactions with related parties during the period from inception (November 9, 2005) to October 31, 2007, include the acquisition of patent rights discussed in Note B, the consulting agreements discussed in Note L, the stock options discussed in Note M, and the lease transaction described in Note F.  In addition to the office lease described in Note F, the Company rented a condominium from the Company’s Chief Financial Officer in lieu of using a hotel for consultants and others when required.  The rent was 15,000 shares of common stock per month.  The lease terminated July 31, 2007.  Total rent expense paid or payable in common stock for related party leases for the period from inception (November 9, 2005) through October 31, 2007 was $66,703.

NOTE K - RISKS AND UNCERTAINTIES

Operating results may be affected by a number of factors.  The Company is dependent upon a number of major inventory and intellectual property suppliers.  Presently, the Company does not have formal arrangements with any supplier, and shortages of key solar components exist in the industry.  In the future, if the Company is unable to obtain satisfactory supplier relationships, or a critical supplier had operational problems, or ceased making material available, operations could be adversely affected.

NOTE L - EMPLOYMENTT CONTRACTS AND CONSULTING AGREEMENTS

The Company has signed a series of employment contracts with several of its shareholders and directors, as listed below:

In June 2006, the Company entered into a one-year employment agreement with its Chief Executive Officer.  Under the employment agreement, the Chief Executive Officer receives a base salary of two million shares of common stock per year.  The employment agreement further provides up to two million shares of common stock for each year of service beginning June, 2007.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the Chief Executive Officer the same benefits as other executives of the Company, but no cash remuneration.

In June 2006, the Company entered into an employment agreement with the Chief Financial Officer.  Under the employment agreement, the Chief Financial Officer receives a base salary of two million shares of common stock per year.  The employment agreement further provides up to two million shares of common stock for each year of service beginning June, 2007.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the Chief Financial Officer the same benefits as other executives of the Company, but no cash remuneration.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - EMPLOYMENT CONTRACTS AND CONSULTING AGREEMENTS (CONTINUED)

In June 2006, the Company entered into a one-year employment agreement with the Chief Operating Officer.  Under the employment agreement, the Company granted the Chief Operating Officer two million shares of common stock initially and six hundred twenty-five thousand shares for each quarter of service.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement granted the Chief Operating Officer the same benefits as other executives of the Company, but no cash remuneration.  The Chief Operating Officer resigned in November 2006, and the Company paid him two million five hundred thousand shares in settlement.

In July 2006, the Company entered into a one-year employment agreement with the President.  Under a revised employment agreement the Company granted the President two million three hundred fifty thousand shares of common stock initially and five hundred thousand shares for each quarter of service.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the President the same benefits as other executives and cash remuneration of $150,000 per year and a one-time payment of $60,000.

Effective July 2006, the Company entered into an employment agreement with the Vice-President of Engineering.  Under the employment agreement the Company granted one million fifty thousand shares initially and three hundred thousand shares for each quarter of service.  The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  In January 2007 the employee became President (see above).

In July 2006, the Company entered into an employment agreement with the Vice-President of Manufacturing.  Under the employment agreement, the Company granted one million shares of common stock initially and three hundred thousand shares for each quarter of service.  The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The agreement grants the Vice-President of Manufacturing the same benefits as other executives of the Company and an annual salary of $100,000 per year.

In May 2006, the Company entered into a one-year employment agreement with its Secretary, Controller, and Chief Accounting Officer.  Under the employment agreement, the Company granted the Secretary, Controller, and Chief Accounting Officer one million shares of common stock for each year of service after his initial year of employment in addition to his two million founding shares.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the Secretary, Controller, and Chief Accounting Officer the same benefits as other executives of the Company and an annual salary of $100,000 per year.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - EMPLOYMENTT CONTRACTS AND CONSULTING AGREEMENTS (CONTINUED)

In May 2006, the Company entered into a consulting agreement with an individual who has worked with the Company in its initial stage.  He has established a plan for the development of relationships with customers that the Company considers crucial to its development and long-term success. He had also assisted the Company in continued efforts to expand research efforts and business development opportunities.  In consideration for services rendered, royalties will be paid based on the Company’s monthly market capitalization, as described in the schedule below.  No level shall be paid twice. If a level has already been paid, then the consultant shall be entitled to earn the royalty from any level below that level which has not been previously paid by the Company.  Per the agreement, a maximum of 166,800,000 shares of common stock can be issued for those services.

MarketU CapitalizationU	URoyalty
$ 1 Million	2,400,000 shares
$ 50 Million	6,000,000 shares
$100 Million	7,200,000 shares
$150 Million	8,400,000 shares
$250 Million	12,000,000 shares
$300 Million	12,000,000 shares
$400 Million	12,000,000 shares
$450 Million	12,000,000 shares
$500 Million	12,000,000 shares
$550 Million	12,000,000 shares
$600 Million	16,800,000 shares
$650 Million	16,800,000 shares
$700 Million	16,800,000 shares
$750 Million	20,400,000 shares

In January 2007, the Company entered into an agreement with a related entity, a key principal of which is the Company’s Vice-President of Sales.  Under the agreement, the Company granted the principal six million shares of common stock initially and five hundred thousand shares for each quarter of service.  The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The agreement grants the Vice-President of Sales the same benefits as other executives of the Company and a monthly payment of $10,000.  The services required under this contract include developing a marketing and advertising plan, executing an advertising campaign, administering the Company’s sales programs and selling product, developing Spanish language programs for the Company, and assisting with media relations.

In July 2007, the Company entered into a two-year agreement with a strategic business advisor.  The business advisor will scrutinize Company products and opportunities, and will make recommendations that he feels will be important to realizing value and furthering efficiencies within the Company.  Under the agreement, the Company granted the principal one million shares of common stock initially and one million shares at each of the two contract anniversary dates.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - EMPLOYMENTT CONTRACTS AND CONSULTING AGREEMENTS (CONTINUED)

In August 2007, the Company entered into a ten year agreement with an individual to serve as a scientific advisor to the Company.  Under the agreement the Company granted the principal 6,000,000 shares of common stock initially and 1,666,666 shares for each year of service commencing with the completion of the second year of services and terminating at the completion of the tenth year of services.

NOTE M - STOCK COMPENSATION

The Company has recorded expenses, paid in common stock, of $893,000, $627,803, and $5,012,498 for the three months ended October 31, 2007 and 2006, and the period from inception (November 9, 2005) through October 31, 2007, respectively.  The shares issued for these periods totaled 6,550,000, 4,015,530, and 41,008,220 for employment contracts, consulting contracts, and rent agreements, respectively (see Note L and Note J).  For the three months ended October 31, 2007 salary, consulting, and research and development expenses paid or accrued for payment in common stock totaled $247,500, $45,500, and $600,000, respectively.  For the three months ended October 31, 2006 salary and consulting  paid or accrued for payment in common stock totaled $376,250 and $251,553, respectively.  For the period from inception (November 9, 2005) through October 31, 2007, salary, consulting, rent, and research and development expenses, paid or accrued for payment in common stock totaled $2,607,486, $1,738,309, $66,703, and $600,000, respectively.  Common stock not issued for these expenses as of October 31, 2007 and 2006, totaled $911,676, and $292,533, respectively.

The Company has granted stock options to its Chief Executive Officer.  The Company measured compensation for these options under APB Opinion No. 25. No compensation cost has been recognized as the purchase price for the options is at or above the fair market value of the underlying stock at the date of grant.  Had compensation expense for these options been determined consistent with SFAS No. 123, the Company's net loss and net loss per share would be as follows:

Period Ended
July 31, 2006
Net loss, as reported	$(1,229,400)
Net loss, proforma	$(18,996,986)
Basic income (loss) per share, as reported	$(0.01)
Basic income (loss) per share, proforma	$(0.03)

Because SFAS No. 123 has not been applied, the resulting pro forma compensation cost may not be representative of what might occur in future years.  The fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used: risk-free interest rates of 6%, expected volatility of 51% and expected lives of 15 years.  No dividends were assumed in the calculations.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE M – STOCK COMPENSATION (CONTINUED)

The Company's stock option plan provides for the granting of non-qualified and incentive stock options to purchase up to 500,000,000 shares of common stock for a period not to exceed 15 years.  The options are vested.  Under the plan, the option exercise price equals $.10, which was the stock's market price on the date of grant.

Stock option transactions for the period from inception (November 9, 2005) through October 31, 2007 are summarized as follows:

Average Exercise Price

Outstanding, November 9, 2005	Shares	Exercise Price
Granted, December 20, 2005	500,000,000	$0.10
Exercised	-
Expired	-
Outstanding and exercisable, July 31, 2007	500,000,000	$0.10
Outstanding and exercisable, October 31, 2007	500,000,000	$0.10

Information regarding stock options outstanding as of October 31, 2007 is as follows:

	Options Outstanding
Price Range	Shares	Exercise Price	Remaining Life
	$0.10	500,000,000	$0.10	14 years
	Options Exercisable
Price Range	Shares	Exercise Price	Remaining Life
	$0.10	500,000,000	$0.10	14 years

NOTE N - RECENT ACCOUNTING PRONOUNCEMENTS

In December 2005, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets— an Amendment of APB Opinion No. 29,” or SFAS 153. SFAS 153 amends Accounting Principles Board Opinion No. 29, “Accounting for Nonmonetary Transactions” to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS 153 is effective for nonmonetary assets exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 has not had a material effect on the Company’s financial position or results of operations.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE N - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Financial Accounting Standards Board has issued SFAS No. 155 “Accounting for Certain Hybrid Financial Instruments”, but it has not had any relationship to the operations of the Company.  Therefore a description and its impact on the Company’s operations and financial position has not been disclosed.

In February 2007, the FASB issued Financial Accounting Standard No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities”—Including an amendment of FASB Statement No. 115 or FAS 159.  This Statement permits entities to choose to measure many financial instruments and certain other items at fair value.  Most of the provisions of this Statement apply only to entities that elect the fair value option.  The Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, “Fair Value Measurements”.  The Company has not yet determined what effect, if any, adoption of this Statement will have on the Company’s financial position or results of operations.

In September 2006, the FASB issued Financial Accounting Standard No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”, an amendment of FASB Statement Nos. 87, 88, 106, and 132(R), or FAS 158.  This Statement requires an employer that is a business entity and sponsors one or more single-employer defined benefit plans to:

a.	Recognize the funded status of a benefit plan—measured as the difference between plan assets at fair value (with limited exceptions) and the benefit obligation—in its statement of financial position;

b.
Recognize, as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to FAS 87, Employers’ Accounting for Pensions, or FAS 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions;

c.	Measure defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions); and

d.
Disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition assets or obligations.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006.  This statement is not expected to have a significant effect on the Company’s financial statements.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE N - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”.  This standard establishes a standard definition for fair value, establishes a framework under generally accepted accounting principles for measuring fair value and expands disclosure requirements for fair value measurements.  This standard is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (SAB 108), “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”.  SAB 108 provides guidance on the consideration of the effects of prior year unadjusted errors in quantifying current year misstatements for the purpose of a materiality assessment.  Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, an interpretation of SFAS No. 109. FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose uncertain tax positions taken or expected to be taken on a tax return. Under FIN 48, the Company shall initially recognize tax positions in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. The Company shall initially and subsequently measure such tax positions as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and all relevant facts. FIN 48 also revises disclosure requirements to include an annual tabular roll-forward of unrecognized tax benefits. The Company has adopted this interpretation as required in 2007.  Adoption of this statement has not had any material effect on the Company’s financial position or results of operations.

NOTE O – COMMON STOCK REDEMPTION

On October 31, 2007, the Company redeemed and retired 33,098,075 of outstanding shares of common stock for $3,309,808. The purchase price was $.10 per share. $165,000 has been paid to the shareholders as of October 31, 2007. The balance remaining has been included in common stock redemption payable.

Subsequent to October 31, 2007 the Company paid $17,500 to redeem and return 175,000 shares of common stock.  An additional 4,425,000 shares of common stock were also redeemed and returned.  The Company intends to satisfy the obligation for these shares and the common stock redemption payable at October 31, 2007 by issuing stock in a new company to be created as part of a reverse merger currently contemplated by the Company.